Bank of Florida Corporation
Summary of Consolidated Financial Data
(Dollars in thousands, except per share data)

	For the Three Months Ended
	Mar 31,	Dec 31,	Increase/(decrease)		Mar 31,	Increase/(decrease)
	2008	2007	$	%	2007	$	%
Total interest income	$20,925	$22,445	($1,520)	-6.8%	$16,731	$4,194	25.1%
Total interest expense	10,190	11,441	(1,251)	-10.9%	7,599	2,591	34.1%
Net interest income before provision	10,735	11,004	(269)	-2.4%	9,132	1,603	17.6%
Provision for loan losses	687	2,717	(2,030)	-74.7%	576	111	19.3%
Net interest income after provision	10,048	8,287	1,761	21.3%	8,556	1,492	17.4%
Non interest income	1,296	1,765	(469)	-26.6%	1,260	36	2.9%
Gain on sale of investments	0	0	0	N/A	0	0	N/A
Noninterest expense	10,952	11,662	(710)	-6.1%	8,354	2,598	31.1%
Income before taxes	392	(1,610)	2,002	124.3%	1,462	(1,070)	-73.2%
Provision for income taxes	159	(640)	799	124.8%	597	(438)	-73.4%
Net income (loss)	233	(970)	1,203	124.0%	865	(632)	-73.1%

Basic earnings (loss) per common share	$0.02	$(0.08)	$0.10	125.0%	$0.09	$(0.07)	-77.8%
Diluted earnings (loss) per common share	$0.02	$(0.08)	0.10	125.0%	$0.09	(0.07)	-77.8%

Weighted average common shares - Basic	12,779,020	12,779,020	0	0.0%	9,588,972	3,190,048	33.3%
Weighted average common shares - Diluted	12,779,376	12,845,424	(66,048)	-0.5%	9,794,468	2,984,908	30.5%

Return on average assets	0.07%	-0.30%	0.37%	123.3%	0.38%	-0.31%	81.5%
Return on average common equity	0.46%	-1.94%	2.40%	123.7%	2.53%	-2.07%	81.8%

Top-line revenue	$12,031	$12,769	($738)	-5.8%	$10,392	$1,639	15.8%
Net interest margin	3.62%	3.69%	-0.07%	-1.9%	4.25%	-0.63%	-14.8%
Efficiency ratio	91.03%	91.33%	-0.30%	-0.3%	80.39%	10.64%	13.2%

Average equity to average assets	15.14%	15.24%	-0.10%	-0.7%	14.93%	0.21%	1.4%
Average loans held for investment to average deposits	120.89%	118.02%	2.87%	2.4%	115.63%	5.26%	4.5%
Net charge-offs to average loans	0.74%	0.01%	0.73%	N/A	0.10%	0.64%	N/A

	Mar 31,	Dec 31,	Increase/(decrease)		March 31,	Increase/(decrease)
	2008	2007	$	%	2007	$	%
Total assets	$1,404,034	$1,310,488	$93,546	7.1%	938,739	$465,295	49.6%
Cash & cash equivalents	37,530	17,388	20,142	115.8%	36,576	954	2.6%
Earning assets	1,284,195	1,192,104	92,091	7.7%	899,205	384,990	42.8%
Investment securities	81,075	38,008	43,067	113.3%	39,490	41,585	105.3%
Loans	1,174,472	1,144,762	29,710	2.6%	831,195	343,277	41.3%
Allowance for loan losses	12,811	14,431	(1,620)	-11.2%	8,203	4,608	56.2%
Intangible Assets	65,220	65,597	(377)	-0.6%	13,808	51,412	372.3%
Deposit accounts	1,003,042	937,116	65,926	7.0%	718,584	284,458	39.6%
Borrowings	198,286	171,090	27,196	15.9%	80,500	117,786	146.3%
Stockholders' equity	200,539	198,931	1,608	0.8%	137,028	63,511	46.3%
Total common shares outstanding	12,779,020	12,779,020	0	0.0%	9,610,069	3,168,951	33.0%
Book value per common share	$15.69	$15.57	$0.12	0.8%	$14.26	$1.43	10.0%
Tangible book value per common share	$10.59	$10.43	$0.16	1.5%	$12.82	$(2.23)	-17.4%

Loan loss allowance to total loans	1.09%	1.26%	-0.17%	-13.5%	0.99%	0.10%	10.4%
Loan loss allowance to nonperforming loans	68.76%	101.69%	-32.93%	-32.38%	418.28%	-349.52%	-83.6%
Nonperforming loans to total loans	1.59%	1.24%	0.35%	28.2%	0.24%	1.35%	573.9%
Nonperforming assets to total assets	1.33%	1.19%	0.14%	11.76%	0.21%	1.12%	536.7%

Leverage (tier 1 to average total assets)	10.31%	10.24%	0.07%	0.7%	13.38%	-3.07%	-22.9%
Assets under advice--Bank of Florida Trust Company	$479,610	$499,350	(19,740)	-4.0%	$510,980	(31,370)	-6.1%

	For the Three Months Ended
	Mar 31,	Dec 31,	Increase/(decrease)		Mar 31,	Increase/(decrease)
	2008	2007	$	%	2007	$	%
Asset Quality Detail & Misc.

Past Due 30-89 days and still accruing	20,398,181	2,704,513	17,693,668	654%	796,039	19,602,142	2462%
Past due 90+ and nonaccrual	18,631,915	14,191,492	4,440,423	31%	1,961,081	16,670,834	850%
Total Past-due loans	39,030,096	16,896,005	22,134,091	131%	2,757,120	36,272,976	1316%

Ratios to total loans outstanding
Past Due 30-89 days and still accruing	1.74%	0.24%	1.50%		0.10%	1.64%
Past due 90+ and nonaccrual	1.59%	1.24%	0.35%		0.24%	1.35%
Total Past-due loans	3.32%	1.48%	1.85%		0.33%	2.99%

OREO	97,969	1,350,000	(1,252,031)	-93%	0	0	N/A
OREO/Total Assets	0.01%	0.10%	-0.10%			0.00%	N/A

Net, Charge offs	2,097,229	40,322	2,056,907	5101%	206,053	1,891,176	918%

FMV Intangible	65,219,660	65,596,823	(377,163)	-1%	13,807,815	51,411,845	372%

	Mar 31,	Dec 31,	Sept 30,	June 30,	March 31,	Dec. 30,	Sept 30,	June 30,	March 31,
	2008	2007	2007	2007	2007	2006	2006	2006	2006
Total interest income	$20,925	$22,445	$23,727	$21,251	$16,731	$16,227	$14,299	$11,858	$9,945
Total interest expense	10,190	11,441	11,773	10,118	7,599	7,005	5,967	4,522	3,727
Net interest income before provision	10,735	11,004	11,954	11,133	9,132	9,222	8,332	7,336	6,218
Provision for loan losses	687	2,717	336	624	576	734	840	656	606
Net interest income after provision	10,048	8,287	11,618	10,509	8,556	8,488	7,492	6,680	5,612
Non interest income	1,296	1,765	1,263	1,300	1,260	1,074	1,062	1,006	1,099
Gain on sale of investments	0	0	0	0	0	0	0	0	0
Noninterest expense	10,952	11,662	10,220	9,745	8,354	8,361	7,418	6,764	6,041
Net income before taxes	392	(1,610)	2,661	2,064	1,462	1,201	1,136	922	670
Provision for income taxes	159	(640)	1,054	824	597	524	447	370	270
Net income (loss)	233	(970)	1,607	1,240	865	677	689	552	400

Basic earnings (loss) per common share	$0.02	$(0.08)	$0.13	$0.10	$0.09	$0.07	$0.08	$0.07	$0.07
Diluted earnings (loss) per common share	$0.02	($0.08)	$0.12	$0.10	$0.09	$0.07	$0.07	$0.07	$0.06

Weighted average common shares - Basic	12,779,020	12,779,020	12,765,269	11,894,845	9,588,972	9,569,452	9,149,185	7,390,499	5,943,933
Weighted average common shares - Diluted	12,779,376	12,845,424	12,874,038	12,060,332	9,794,468	9,804,949	9,397,872	7,648,394	6,213,178

Return on average assets	0.07%	-0.30%	0.49%	0.42%	0.38%	0.31%	0.35%	0.32%	0.26%
Return on average common equity	0.46%	-1.94%	3.27%	2.75%	2.53%	2.01%	2.20%	2.48%	2.77%

Top-line revenue	$12,031	$12,769	$13,217	$12,433	$10,392	$10,296	$9,394	$8,342	$7,317
Net interest margin	3.62%	3.69%	3.96%	4.10%	4.25%	4.44%	4.46%	4.60%	4.43%
Efficiency ratio	91.03%	91.33%	77.32%	78.38%	80.39%	81.21%	78.97%	81.08%	82.56%

Average equity to average assets	15.14%	15.24%	14.86%	15.26%	14.93%	15.53%	16.05%	12.96%	9.53%
Average loans held for investment to average deposits	120.89%	118.02%	120.19%	114.74%	115.63%	112.83%	108.00%	100.35%	97.65%
Net charge-offs to average loans	0.74%	0.01%	0.06%	0.00%	0.10%	0.00%	0.00%	0.03%	0.12%

	Mar 31,	Dec 31,	Sept 30,	June 30,	March 31,	Dec 31,	Sept 30,	June 30,	March 31,
	2008	2007	2007	2007	2007	2006	2006	2006	2006
Total assets	1,404,034	1,310,488	1,323,415	1,280,983	938,739	883,102	850,096	756,267	620,136
Cash & cash equivalents	37,530	17,388	17,675	34,094	36,576	27,744	48,457	91,040	36,320
Earning assets	1,284,195	1,192,104	1,202,796	1,164,703	899,205	838,626	789,695	728,062	588,641
Investment securities	81,075	38,008	40,815	42,290	39,490	41,724	41,995	42,316	18,319
Loans held for investment	1,174,472	1,144,762	1,152,263	1,106,375	831,195	783,610	728,610	606,564	550,114
Allowance for loan losses	12,811	14,431	11,754	11,804	8,203	7,833	7,094	5,666	5,055
Intangible Assets	65,220	65,597	64,451	63,146	13,808	13,831	13,225	912	918
Deposit accounts	1,003,042	937,116	985,149	970,296	718,584	691,180	660,443	593,561	535,192
Other Borrowings	198,286	171,090	135,294	110,798	80,500	53,500	50,500	42,000	24,000
Stockholders' equity	200,539	198,931	198,763	196,031	137,028	135,505	134,463	118,444	59,485
Total common shares outstanding	12,779,020	12,779,020	12,779,020	12,726,131	9,610,069	9,575,153	9,563,703	8,871,444	5,944,533
Book value per common share	$15.69	$15.57	$15.55	$15.40	$14.26	$14.15	$14.06	$13.35	$10.01
Tangible book value per common share	$10.59	$10.43	$10.51	$10.44	$12.82	$12.71	$12.68	$13.25	$9.85

Loan loss allowance to total loans	1.09%	1.26%	1.02%	1.07%	0.99%	1.00%	0.97%	0.93%	0.92%
Loan loss allowance to nonperforming loans	68.76%	101.69%	206.32%	237.58%	418.28%	1160.26%	954.12%	0.00%	11121.59%
Nonperforming loans to total loans	1.59%	1.24%	0.49%	0.45%	0.24%	0.09%	0.10%	0.00%	0.01%
Nonperforming assets to total assets	1.33%	1.08%	0.43%	0.39%	0.21%	0.08%	0.09%	0.00%	0.01%

Leverage (tier 1 to average total assets)	10.31%	10.24%	10.42%	11.59%	13.38%	13.95%	15.58%	17.01%	9.46%
Assets under advice--Bank of Florida Trust Company	$479,610	$499,350	$502,383	$514,192	$510,980	$415,318	$381,371	$384,154	$409,092

	Mar 31,	Dec 31,	Sept 30,	June 30,	March 31,	Dec. 30,	Sept 30,	June 30,	March 31,
	2008	2007	2007	2007	2007	2006	2006	2006	2006
Asset Quality Detail & Misc.

Past Due 30-89 days and still accruing	20,398,181	2,704,513	7,401,379	754,883	796,039	1,711,652	1,191,989	623,401	942,422
Past due 90+ and nonaccrual	18,631,915	14,191,492	5,696,883	4,968,622	1,961,081	675,103	743,488	0	45,449
Total Past-due loans	39,030,096	16,896,005	13,098,262	5,723,505	2,757,120	2,386,755	1,935,477	623,401	987,871

Ratios to total loans outstanding
Past Due 30-89 days and still accruing	1.74%	0.24%	0.64%	0.07%	0.10%	0.22%	0.16%	0.10%	0.17%
Past due 90+ and nonaccrual	1.59%	1.24%	0.49%	0.45%	0.24%	0.09%	0.10%	0.00%	0.01%
Total Past-due loans	3.32%	1.48%	1.14%	0.52%	0.33%	0.30%	0.27%	0.10%	0.18%

OREO	97,969	1,350,000	1,500,000	0	0	0	0	0	0
OREO/Total Assets	0.01%	0.10%	0.11%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

Net, Charge offs	2,097,229	40,322	158,537	(4,038)	206,053	(5,520)	(1,280)	44,169	154,406

FMV Intangible	65,219,660	65,596,823	64,451,328	63,146,394	13,807,815	13,830,643	13,224,985	911,953	917,858

Bank of Florida Corp.
Loan Portfolio Trend Breakdown
(Source: Call Report Schedules and Internal Reports)

	C&I	Com'l RE	Construct.	Land	Total Com'l	1-4 Family	Multi-Fam	Non-Coml RE	Home Equity	Other Consumer	Combined Oth Consmr	Less: Unearned & Def Ln Fees*	Total Loans	Total Real Estate	Change in Total Loans vs. Linked Period

3/31/2008	$100,188	$441,899	$257,009	$167,201	$966,297	$138,490	$22,993	$161,483	$38,799	$11,789	$50,588	$(3,896)	$1,174,472	$1,066,391	$29,710
3/31/08 Mix of Total	8.5%	37.6%	21.9%	14.2%	82.3%	11.8%	2.0%	13.7%	3.3%	1.0%	4.3%	-0.3%	100.0%	90.8%
3/31/08 Mix of Segment	10.4%	45.7%	26.6%	17.3%	100.0%
3/31/08 Mix of Segment		41.4%	24.1%	15.7%		13.0%	2.2%		3.6%					100.0%

$ chg 12/31/07	$5,779	$31,754	$19,217	$(10,198)	$46,552	$(22,231)	$8,588	$(13,643)	$(1,302)	$(24)	$(1,326)	$(1,873)	$29,710	$25,828
$ chg 3/31/07	$32,412	$191,870	$56,218	$14,022	$294,522	$38,997	$12,212	$51,209	$2,139	$246	$2,385	$(4,839)	$343,277	$315,458
% chg 3/31/07	47.8%	76.7%	28.0%	9.2%	43.8%	39.2%	113.3%	46.4%	5.8%	2.1%	4.9%	-513.1%	41.3%	42.0%

12/31/2007	$94,409	$410,145	$237,792	$177,399	$919,745	$160,721	$14,405	$175,126	$40,101	$11,813	$51,914	$(2,023)	$1,144,762	$1,040,563	$(7,501)
12/31/07 Mix of Total	8.2%	35.8%	20.8%	15.5%	80.3%	14.0%	1.3%	15.3%	3.5%	1.0%	4.5%	-0.2%	100.0%
9/30/2007	$88,048	$424,149	$233,734	$188,811	$934,742	$154,753	$16,061	$170,814	$40,353	$11,465	$51,818	$(5,111)	$1,152,263	$1,057,861	$45,888
6/30/2007	$78,281	$352,331	$264,476	$196,131	$891,219	$139,989	$17,673	$157,662	$42,675	$16,020	$58,695	$(1,201)	$1,106,375	$1,013,275	$275,180
3/31/2007	$67,776	$250,029	$200,791	$153,179	$671,775	$99,493	$10,781	$110,274	$36,660	$11,543	$48,203	$943	$831,195	$750,933	$47,585
12/31/2006	$58,644	$237,857	$166,934	$151,434	$614,869	$108,051	$11,603	$119,654	$34,973	$12,835	$47,808	$1,279	$783,610	$710,852	$55,000
NOTE: NEW LOAN TYPE DEFINITIONS HAVE BEEN RESTATED TO 12/31/06, MAKING HISTORICAL COMPARISONS TO DATA PREVIOUS TO 12/31/06 INACCURATE EXCEPT FOR TOTAL LOANS
9/30/2006	$59,196	$235,988	$258,363		$553,547	$104,977	$21,254	$126,231	$35,893	$14,151	$50,044	$1,212	$728,610	$656,475	$122,046
6/30/2006	$56,738	$204,866	$220,297		$481,901	$72,007	$16,175	$88,182	$24,482	$13,047	$37,529	$1,048	$606,564	$537,827	$56,449
3/31/2006	$52,698	$211,665	$166,654		$431,017	$65,448	$20,142	$85,590	$23,967	$10,505	$34,472	$964	$550,115	$487,876	$63,393
12/31/2005	$36,834	$180,039	$141,534		$358,407	$66,128	$25,255	$91,383	$26,393	$11,391	$37,784	$852	$486,722	$439,349	$41,808
9/30/2005	$37,260	$162,262	$114,276		$313,798	$70,766	$22,424	$93,190	$26,528	$11,978	$38,506	$580	$444,914	$396,256	$51,213
6/30/2005	$43,509	$140,809	$80,899		$265,217	$70,367	$21,120	$91,487	$25,035	$12,471	$37,506	$509	$393,701	$338,230	$32,824
3/31/2005	$38,533	$119,943	$73,544		$232,020	$74,464	$17,286	$91,750	$22,918	$14,480	$37,398	$291	$360,877	$308,155	$35,098
3/31/07 Mix of Total	8.2%	30.1%	24.2%	18.4%	80.8%	12.0%	1.3%	13.3%	4.4%	1.4%	5.8%	0.1%	100.0%	90.3%
3/31/07 Mix of Segment	10.1%	37.2%	29.9%	22.8%	100.0%
3/31/07 Mix of Segment		33.3%	26.7%	20.4%		13.2%	1.4%		4.9%					100.0%

12/31/2004	$42,721	$103,597	$65,172		$211,490	$60,124	$14,627	$74,751	$23,871	$15,869	$39,740	$202	$325,779

Organic Loan Analysis

Old Florida 3/31/08	$6,512	$92,283	$23,328	$29,951	$152,074	$29,595	$2,530	$32,125	$5,269	$2,118	$7,387	$(1,861)	$189,725	$182,956	$3,937
3/31/08 Mix of Total	3.4%	48.6%	12.3%	15.8%	80.2%	15.6%	1.3%	16.9%	2.8%	1.1%	3.9%	-1.0%	100.0%
Bristol Bank 3/31/08	$8,015	$21,931	$14,298	$3,894	$48,138	$22,908	$3,481	$26,389	$10,032	$2,653	$12,685	$(109)	$87,103
Old Florida 12/31/07	$6,692	$92,116	$24,814	$30,519	$154,141	$22,489	$2,765	$25,254	$5,154	$2,201	$7,355	$(962)	$185,788	$177,857	$109,785
Bristol Bank 12/31/07	$15,725	$26,369	$3,225	$2,890	$48,209	$20,018	$672	$20,018	$10,264	$3,046	$13,310		$81,537
Old Florida 9/30/07	$6,853	$86,692	$30,672	$37,707	$161,924	$25,870	$6,551	$32,421	$5,036	$2,317	$7,353	$-	$201,698	$192,528	$(7,350)
Bristol Bank 6/30/07	$17,458	$22,463	$3,435	$2,890	$46,246	$20,869	$701	$20,869	$9,557	$2,923	$12,480		$79,595
Old Florida 6/30/07	$6,819	$80,739	$34,270	$44,621	$166,449	$27,399	$7,254	$34,653	$5,408	$2,538	$7,946	$-	$209,048	$199,691
Bristol Bank 6/30/07	$12,061	$11,331	$14,192		$37,584	$20,378	$2,424	$22,802	$13,484	$2,133	$15,617		$76,003	$61,809	$2,087
Bristol Bank 3/31/07	$12,412	$10,850	$11,012		$34,274	$22,375	$2,436	$24,811	$13,166	$1,665	$14,831		$73,916	$59,839	$6,610
Bristol Bank 12/31/06	$9,115	$9,603	$10,847		$29,565	$19,758	$2,449	$22,207	$13,863	$1,746	$15,609	75	$67,306	$56,520	$6,367
Bristol Bank 9/30/06	$9,054	$5,649	$5,853		$20,556	$25,568	$1,621	$27,189	$11,003	$2,225	$13,228	34	$60,939	$49,694

3/31/08 Excl OF	$93,676	$349,616	$233,681	$137,250	$814,223	$108,895	$20,463	$129,358	$33,530	$9,671	$43,201	$(2,035)	$984,747	$883,435	$25,773
3/31/08 Mix Excl OF	9.5%	35.5%	23.7%	13.9%	82.7%	11.1%	2.1%	13.1%	3.4%	1.0%	4.4%	-0.2%	100.0%	89.7%
12/31/07 Excl OF	$87,717	$318,029	$212,978	$146,880	$765,604	$138,232	$11,640	$149,872	$34,947	$9,612	$44,559	$(1,061)	$958,974	$862,706	$53,238

$ chg 12/31/07	$5,959	$31,587	$20,703		$48,619	$(29,337)	$8,823	$(20,514)	$(1,417)	$59	$(1,358)	$(974)	$25,773	$20,729
$ chg 3/31/07	$25,900	$99,587	$32,890	$(15,929)	$142,448	$9,402	$9,682	$19,084	$(3,130)	$(1,872)	$(5,002)	$(2,978)	$153,552	$132,502
% chg 3/31/07	38.2%	39.8%	16.4%	-10.4%	21.2%	9.4%	89.8%	17.3%	-8.5%	-16.2%	-10.4%	-315.8%	18.5%	17.6%

Note: Bristol Bank includes Aventura Office
* components net of unearned and def. beginning 12/31/06 represent difference between how loan types are recorded on the loan application system and total loans per the general ledger.

Bank of Florida Corp.
Loan Portfolio Trend Breakdown
(Source: Call Report Schedules and Internal Reports)

Total Organic Assets	6/30/2006	9/30/2006	12/31/2006	3/31/2007	6/30/2007	9/30/2007	12/31/2007	3/31/2008

Consolidated	$756,267	$850,096	$883,102	$938,739	$1,280,983	$1,323,415	$1,310,488	$1,404,034
Less: Bristol Bank	$-	$100,782	$99,774	$102,762	$110,011	N/A	N/A	N/A
Less: Old Florida	$-	$-	$-	$-	$315,331	270,698	$255,652	$255,179
Equals: Organic Assets	$756,267	$749,314	$783,328	$835,977	$855,641	$1,052,717	$1,054,836	$1,148,855
Chg from 12 mon ago excl Bristol--$								$210,116
Chg from 12 mon ago excl Bristol--%								22.4%

	Loans	Loans	Versus 3/31/07		Assets	Assets	Versus 3/31/07
	3/31/2008	3/31/2007	Dollar	Percent	3/31/2008	3/31/2007	Dollar	Percent

Consolidated	$1,174,472	$831,195	$343,277	41.3%	$1,404,034	$938,739	$465,295	49.6%
Less: Bristol Bank	$87,103	$73,916	$13,187	17.8%	N/A	N/A	N/A	N/A
Less: Old Florida	$189,725	$-	N/A	N/A	$255,179	$-	$255,179	N/A
Equals: Organic Assets	$897,644	$757,279	$140,365	18.5%	$1,148,855	$938,739	$210,116	22.4%

Bank of Florida Corp.
Deposit Trend and Breakdown
(Source: Consolidating Report)

	DDA	NOW	MMDA	Savings	CDs Retail	CDs Brokered	CDs IRA	Total CDs	Total Deposits	FHLB	Other Borrow	Core Depos. (excl CDs)	Chg in Tot Deposits vs. Linked Period	Chg in Core Deposits vs. Linked Period
3/31/2008	$107,162	$51,676	$361,959	$6,804	$272,415	$178,876	$24,150	$475,441	$1,003,042	$162,286	$36,000	$527,601	$65,926	$(6,558)
3/31/08 Mix of Total	10.7%	5.2%	36.1%	0.7%	27.2%	17.8%	2.4%	47.4%	100.0%			52.6%	6.7%	-1.2%
3/31/08 Mix of Segment					57.3%	37.6%	5.1%	100.0%
3/31/07 Mix of Segment	20.3%	9.8%	68.6%	1.3%								100.0%

$ chg 12/31/07	$3,478	$(7,700)	$(3,016)	$680	$(6,648)	$79,775	$(643)	$72,484	$65,926	$6,946	$20,000	$(6,558)
$ chg 3/31/07	$12,957	$9,266	$70,871	$2,873	$81,172	$95,814	$11,505	$188,491	$284,458	$92,786	$25,000	$95,967
% chg 3/31/07	13.8%	21.8%	24.3%	73.1%	42.4%	115.4%	91.0%	65.7%	39.6%	133.5%	227.3%	22.2%

12/31/2007	$103,684	$59,376	$364,975	$6,124	$279,063	$99,101	$24,793	$402,957	$937,116	$155,340	$16,000	$534,159	$493,808	$257,680
12/30/07 Mix of Total	11.1%	6.3%	38.9%	0.7%	29.8%	10.6%	2.6%	43.0%	100.0%			57.0%
9/30/2007	$100,364	$61,556	$365,708	$7,689	$284,261	$140,210	$25,360	$449,831	$985,148	$119,294	$16,000	$535,317	$14,852	$(45,489)
6/30/2007	$108,511	$68,228	$392,717	$11,350	$281,090	$86,647	$21,753	$389,490	$970,296	$94,798	$16,000	$580,806	$251,712	$580,806
3/31/2007	$94,205	$42,410	$291,088	$3,931	$191,243	$83,062	$12,645	$286,950	$718,584	$69,500	$11,000	$431,634	$27,404	$11,296
12/31/2006	$90,013	$46,898	$279,411	$4,016	$198,533	$60,105	$12,204	$270,842	$691,180	$42,500	$11,000	$420,338	$30,737	$285
9/30/2006	$104,592	$51,778	$259,797	$3,886	$189,860	$38,519	$12,011	$240,390	$660,443	$39,500	$11,000	$420,053	$66,882	$38,943
6/30/2006	$93,221	$44,869	$239,825	$3,195	$152,744	$51,215	$8,492	$212,451	$593,561	$31,000	$11,000	$381,110	$58,369	$66,203
3/31/2006	$86,454	$50,247	$174,446	$3,760	$150,817	$61,272	$8,196	$220,285	$535,192	$13,000	$11,000	$314,907	$40,112	$13,537
12/31/2005	$83,763	$50,113	$162,346	$5,148	$127,011	$59,016	$7,683	$193,710	$495,080	$3,000	$11,000	$301,370	$51,772	$24,891
9/30/2005	$83,593	$50,535	$138,030	$4,321	$126,466	$33,136	$7,227	$166,829	$443,308	$11,000	$8,000	$276,479	$(1,453)	$(9,475)
6/30/2005	$78,129	$60,115	$141,617	$6,093	$116,791	$35,388	$6,628	$158,807	$444,761	$-	$5,000	$285,954	$54,387	$63,025
3/31/2005	$63,643	$46,318	$106,844	$6,124	$118,916	$42,398	$6,131	$167,445	$390,374	$7,000	$2,000	$222,929	$14,310	$15,689
3/31/07 Mix of Total	13.1%	5.9%	40.5%	0.5%	26.6%	11.6%	1.8%	39.9%	100.0%	9.7%	1.5%	60.1%
3/31/07 Mix of Segment					66.6%	28.9%	4.4%	100.0%
3/31/07 Mix of Segment	21.8%	9.8%	67.4%	0.9%								100.0%

12/31/2004	$61,031	$33,771	$107,331	$5,107	$112,477	$50,368	$5,979	$168,824	$376,064	$-	$2,000	$207,240
		MMDA/Svgs outs 3/31/08		$368,763	CDs ex Brok outs 3/31/08		$296,565
Organic Deposit Analysis		MMDA/Svgs mix 3/31/08		36.8%	CDs ex Brok mix 3/31/08		29.6%
		MMDA/Svgs outs 1 yr chg		25.0%	CDs ex Brok outs 1 yr chg		45.5%
Old Florida 3/31/08	$15,504	$14,912	$57,201	$3,223	$95,071	$-	$11,641	$106,712	$197,552			$90,840	$3,674	$2,104
3/31/08 Mix of Total	7.8%	7.5%	29.0%	1.6%	48.1%	0.0%	5.9%	54.0%	100.0%			46.0%
Bristol Bank 3/31/08	$6,872	$4,410	$30,337	$711	$27,072	$-	$2,221	$29,293	$71,623			$42,330	$(21,513)	$(16,382)
Old Florida 12/31/07	$13,936	$20,163	$51,750	$2,887	$93,217	$-	$11,925	$105,142	$193,878			$88,736	$(15,157)	$(14,919)
Bristol Bank 12/31/07	$7,941	$4,828	$45,144	$799	$31,118	$-	$2,507	$33,625	$93,136			$58,712	$(1,775)	$182
Old Florida 9/30/07	$13,056	$25,713	$60,423	$4,463	$93,439	$-	$11,941	$105,380	$209,035			$103,655	$(25,975)	$(25,126)
Bristol Bank 9/30/07	$8,597	$3,595	$45,473	$865	$32,837	$-	$2,679	$35,516	$94,911			$58,530	$10,258	$10,167
Old Florida 6/30/07	$17,521	$27,367	$76,571	$7,322	$95,140	$-	$11,089	$106,229	$235,010	$3,500	$5,000	$128,781
Bristol Bank 6/30/07	$12,070	$3,756	$31,145	$1,392	$33,454	$-	$2,836	$36,290	$84,653	$3,500	$-	$48,363	$7,185	$8,986
Bristol Bank 3/31/07	$9,013	$3,825	$25,340	$1,199	$35,290	$-	$2,803	$38,093	$77,468	$3,500	$-	$39,377	$8,191	$5,773
Bristol Bank 12/31/06	$8,862	$3,582	$19,841	$1,319	$32,872	$-	$2,801	$35,673	$69,277	$8,500	$-	$33,604	$(816)	$1,283
Bristol Bank 9/30/06	$8,533	$3,337	$19,229	$1,222	$34,802	$-	$2,970	$37,772	$70,093	$8,500	$-	$32,321

3/31/08 Excl OF	$91,658	$36,764	$304,758	$3,581	$177,344	$178,876	$12,509	$368,729	$805,490	$162,286	$36,000	$436,761	$62,252	$(8,662)
3/31/08 Mix Excl. OF	11.4%	4.6%	37.8%	0.4%	22.0%	22.2%	1.6%	45.8%	100.0%			54.2%
12/31/07 Excl. OF	$89,748	$39,213	$313,225	$3,237	$185,846	$99,101	$12,868	$297,815	$743,238	$155,340	$16,000	$445,423	$(32,875)	$13,761
9/30/07 Excl OF	$87,308	$35,843	$305,285	$3,226	$190,822	$140,210	$13,419	$344,451	$776,113	$119,294	$16,000	$431,662

$ chg 12/31/07 Excl OF	$1,910	$(2,449)	$(8,467)	$344	$(8,502)	$79,775	$(359)	$70,914	$62,252	$6,946	$20,000	$(8,662)
$ chg 3/31/07 Excl OF	$(2,547)	$(5,646)	$13,670	$(350)	$(13,899)	$95,814	$(136)	$81,779	$86,906	$92,786	$25,000	$5,127
% chg 3/31/07 Excl OF	-2.7%	-13.3%	4.7%	-8.9%	-7.3%	115.4%	-1.1%	28.5%	12.1%	133.5%	227.3%	1.2%

Borrowing Ratios	6/30/2006	9/30/2006	12/31/2006	3/31/2007	6/30/2007	9/30/2007	12/31/2007	3/31/2008

CDs Brokered	$51,215	$38,519	$60,105	$83,062	$86,647	$140,210	$99,101	$178,876
FHLB	$31,000	$39,500	$42,500	$69,500	$94,798	$119,294	$155,340	$162,286
Other Borrowings	$11,000	$11,000	$11,000	$11,000	$16,000	$16,000	$16,000	$36,000
Total Borrowings	$93,215	$89,019	$113,605	$163,562	$197,445	$275,504	$270,441	$377,162

Total Earning Assets	$728,062	789695	838626	$899,205	$1,164,703	$1,202,796	$1,192,104	$1,284,195

Borrowings/Earning Assets	12.8%	11.3%	13.5%	18.2%	17.0%	22.9%	22.7%	29.4%
Change from Prior 12 Months								11.2%

Bank of Florida Corp.
Deposit Trend and Breakdown
(Source: Consolidating Report)

	Deposits	Deposits	Versus 3/31/07
	3/31/2008	3/31/2007	Dollar	Percent

Consolidated	$1,003,042	$718,584	$284,458	39.6%
Less: Bristol Bank	$71,623	$77,468	$(5,845)	-7.5%
Less: Old Florida	$197,552	$-	$197,552
Equals: Organic Deposits	$733,867	$641,116	$92,751	14.5%
	CDs	CDs
Consolidated	$475,441	$286,950	$188,491	65.7%
	Core	Core
Consolidated	$527,601	$431,634	$95,967	22.2%

		CONSOLIDATED STATEMENTS OF OPERATIONS

		BANK OF FLORIDA CORP. AND SUBSIDIARIES

		Three Months ended March 31, 2008 and 2007 and December 31, 2007

	Three Months Ended			Three Months Ended
	March 31,			December 30,	1Q'08-1Q'07			% of	1Q'08-4Q'07			% of
	2008		2007	2007	$	Change	% Change	Total Chg	$	Change	% Change	Total Chg
		(unaudited)
INTEREST INCOME
Interest and fees on loans	20,193		16,013	21,751		$4,180	26.1%			$(1,558)	-7.2%
Interest on securities and other	704		616	679		$88	14.3%			$25	3.7%
Interest on federal funds sold	28		102	15		$(74)	-72.5%			$13	86.7%
TOTAL INTEREST INCOME (2)	20,925		16,731	22,445		$4,194	25.1%			$(1,520)	-6.8%

INTEREST EXPENSE
Interest on deposits	8,309		6,647	9,543		$1,662	25.0%			$(1,234)	-12.9%
Interest on subordinated Debt	295		208	303
Interest on FHLB & other borrowings	1,586		744	1,595		$842	113.2%			$(9)	-0.6%
TOTAL INTEREST EXPENSE	10,190		7,599	11,441		$2,591	34.1%			$(1,251)	-10.9%
NET INTEREST INCOME	10,735		9,132	11,004		$1,603	17.6%			$(269)	-2.4%

PROVISION FOR LOAN LOSSES	687		576	2,717		$111	19.3%			$(2,030)	-74.7%
NET INTEREST INCOME AFTER
PROVISION FOR LOAN LOSSES	10,048		8,556	8,287		$1,492	17.4%			$1,761	21.3%

NON-INTEREST INCOME
Service charges & fees	494		468	482		$26	5.6%			$12	2.5%
Mortgage banking fees	59		76	20		$(17)	-22.4%			$39	195.0%
Trust Fees, net	740		716	789		$24	3.4%			$(49)	-6.2%
Other gains/losses	3		-	(1) 474		$3	0.0%			$(471)	0.0%
Total Non-interest income	1,296		1,260	1,765		$36	2.9%			$(469)	-26.6%

TOP-LINE REVENUE	12,031		10,392	12,769		$1,639	15.8%			$(738)	-5.8%

NON-INTEREST EXPENSES
Salaries and employee benefits	5,494		4,558	5,931		$936	20.5%	36.0%		$(437)	-7.4%	61.5%
Occupancy expenses	1,720		1,145	1,645		$575	50.2%	22.1%		$75	4.6%	-10.6%
Equipment rental, depreciation
and maintenance	813		417	788		$396	95.0%	15.2%		$25	3.2%	-3.5%
Intangible amortization	135		89	141		$46	51.7%	1.8%		$(6)	-4.3%	0.8%
General operating	2,790		2,145	3,157		$645	30.1%	24.8%		$(367)	-11.6%	51.7%
TOTAL NON-INTEREST EXPENSE (3)	10,952		8,354	11,662		$2,598	31.1%	100.0%		$(710)	-6.1%	100.0%

INCOME BEFORE INCOME TAXES	392		1,462	(1,610)		$(1,070)	-73.2%			$2,002	-124.3%

INCOME TAXES	159		597	(640)		$(438)	-73.4%			$799	-124.8%
NET INCOME	233		865	(970)		$(632)	-73.1%			$1,203	-124.0%

EARNINGS PER SHARE	$0.02		$0.09	$(0.08)		$(0.07)	$(0.79)			$0.09	-124.1%

WEIGHTED AVERAGE SHARES OUTSTANDING	12,779,389		9,794,468	12,845,424		2,984,921	30.5%			(66,035)	-0.5%

(1) Largely due to $508,000 gain on unwinding $25 million on-balance sheet hedge booked in June 2006.				(3) Includes a $150,000 write-off of a kiting transaction in 4Q'07.
(2) 4Q'07 includes $400,000 in interest reversed from prior periods due to increase in nonperforming loans, and 1Q'08 includes $189,000 in interest reversals.

EFFICIENCY RATIO	91.0%		80.4%	91.3%		10.6%				-0.3%
OPERATING LEVERAGE						$(959)				$(28)

	Summary of Average Rates						Changes in Rate & Volume		Changes in Net Interest Income
BANK OF FLORIDA CORPORATION	($000)						($000)		($000)
RATE / VOLUME VARIANCE ANALYSIS
2008 vs. 2007 YTD	March 2008 - Year-to-Date			March 2007 - Year-to-Date
	Average		Average	Average		Average	Rate	Volume	Increase (Decrease) Due to
	Balance	Interest	Rate	Balance	Interest	Rate	Variance	Variance	Rate	Volume	Days Diff	Total
EARNING ASSETS

Total Commercial loans	$988,819	$17,486	7.11%	$690,643	$13,720	8.06%	-0.94%	298,176	$(1,621)	$5,235	$152	$3,766
Total Consumer loans	52,448	858	6.58%	47,291	917	7.86%	-1.29%	5,157	(151)	82	10	(59)
Total Residential real estate loans	112,231	1,848	6.62%	78,885	1,376	7.07%	-0.45%	33,346	(89)	546	15	472
Overdrafts/Nonperforming loans	(15,638)	-	0.00%	483	-	0.00%	0.00%	(16,121)	-	-	-	-

Total Loans	1,137,859	20,192	7.14%	817,302	16,013	7.95%	-0.81%	320,557	(1,643)	5,645	177	4,179

Investment Securities	51,836	698	5.41%	45,295	590	5.28%	0.13%	6,541	15	86	7	108
Federal funds sold	4,058	28	2.73%	7,775	102	5.32%	-2.59%	(3,717)	(50)	(25)	1	(75)
Deposits in banks	408	7	6.61%	1,987	26	5.31%	1.30%	(1,579)	6	(26)	-	(19)

Total Interest-earning assets	$1,194,161	$20,924	7.05%	$872,359	$16,731	7.78%	-0.73%	$321,802	$(1,672)	$5,680	$185	$4,193

Non interest-earning assets	131,307			42,416

Total Assets	$1,325,468			$914,775

INTEREST-BEARING LIABILITIES

Interest Bearing Checking	$54,134	99	0.74%	$43,185	77	0.72%	0.01%	10,949	$1	$20	$1	$22
Money Market Accounts	349,310	3,089	3.56%	287,962	3,129	4.41%	-0.85%	61,348	(609)	534	35	(40)
Savings Accounts	6,433	11	0.68%	4,040	10	1.00%	-0.33%	2,393	(3)	4	-	1
Total Certificates	423,845	5,110	4.85%	276,188	3,434	5.04%	-0.19%	147,657	(133)	1,771	38	1,676
Total Deposits	833,722	8,309	4.01%	611,375	6,650	4.41%	-0.40%	222,347	(744)	2,328	74	1,659

Total FHLB Advances & Other Borrowings	163,750	1,611	3.96%	57,010	742	5.28%	-1.32%	106,740	(187)	1,048	8	869
Total Subordinated Debt	16,000	270	6.78%	11,000	207	7.63%	-0.85%	5,000	(23)	84	2	63
Total Other Borrowings	179,750	1,881	4.21%	68,010	949	5.66%	-1.45%	111,740	(210)	1,132	10	932

Total Interest-Bearing Liabilities	$1,013,472	$10,190	4.04%	$679,385	$7,599	4.54%	-0.50%	$334,087	$(954)	$3,461	$84	$2,591

Demand Deposits	107,528			95,461
Other Liabilities	3,841			3,347
Stockholder's equity	200,627			136,582
Total liabilities and equity	$1,325,468			$914,775

Net interest income/net interest spread		$10,734	3.01%		$9,132	3.24%	-0.23%	$(12,285)	$(718)	$2,219	$101	$1,602
Net interest margin			3.62%			4.25%	-0.63%

	Summary of Average Rates						Changes in Rate & Volume		Changes in Net Interest Income
BANK OF FLORIDA CORPORATION	($000)						($000)		($000)
RATE / VOLUME VARIANCE ANALYSIS
Three months ended March 31, 2008 vs.	March 2008 Quarter-to-Date			December 2007 Quarter-to-Date
Three months ended December 31, 2007	Average		Average	Average		Average	Rate	Volume	Increase (Decrease) Due to
	Balance	Interest	Rate	Balance	Interest	Rate	Variance	Variance	Rate	Volume	Days Diff	Total
EARNING ASSETS

Total Commercial loans	$988,819	$17,486	7.11%	$974,935	$18,790	7.65%	-0.53%	13,884	$(1,295)	$194	$(204)	$(1,304)
Total Consumer loans	52,448	858	6.58%	53,655	1,014	7.50%	-0.92%	(1,207)	(123)	(23)	(11)	(156)
Total Residential real estate loans	112,231	1,848	6.62%	115,279	1,947	6.70%	-0.08%	(3,048)	(22)	(56)	(21)	(99)
Overdrafts	(15,638)	-	0.00%	(10,011)	-	0.00%	0.00%	(5,627)	-	-	-	-

Total Loans	1,137,859	20,192	7.14%	1,133,858	21,751	7.61%	-0.47%	4,001	(1,335)	12	(236)	(1,559)

Investment Securities	51,836	698	5.41%	48,133	663	5.47%	-0.05%	3,703	(7)	48	(7)	34
Federal funds sold	4,058	28	2.73%	1,360	15	4.40%	-1.67%	2,698	(6)	18	-	12
Deposits in banks	408	7	6.61%	1,220	15	4.83%	1.78%	(812)	5	(14)	-	(8)

Total Interest-earning assets	$1,194,161	$20,924	7.05%	$1,184,571	$22,445	7.52%	-0.47%	$9,590	$(1,342)	$64	$(243)	$(1,521)

Non interest-earning assets	131,307			124,888

Total Assets	$1,325,468			$1,309,459

INTEREST-BEARING LIABILITIES

Interest Bearing Checking	$54,134	99	0.74%	58,576	159	1.08%	-0.34%	(4,442)	$(50)	$(8)	$(2)	$(60)
Money Market Accounts	349,310	3,089	3.56%	365,371	3,931	4.27%	-0.71%	(16,061)	(647)	(152)	(43)	(842)
Savings Accounts	6,433	11	0.68%	6,690	10	0.58%	0.10%	(257)	2	(1)	-	1
Total Certificates	423,845	5,110	4.85%	424,510	5,443	5.09%	-0.24%	(665)	(251)	(23)	(59)	(333)
Total Deposits	833,722	8,309	4.01%	855,147	9,543	4.43%	-0.42%	(21,425)	(946)	(184)	(104)	(1,234)

Total FHLB Advances & Other Borrowings	163,750	1,611	3.96%	130,644	1,595	4.84%	-0.89%	33,106	(288)	321	(17)	16
Total Subordinated Debt	16,000	270	6.78%	16,000	303	7.50%	-0.72%	-	(29)	(1)	(3)	(33)
Total Other Borrowings	179,750	1,881	4.21%	146,644	1,897	5.20%	-1.00%	33,106	(317)	320	(20)	(17)

Total Interest-Bearing Liabilities	$1,013,472	$10,190	4.04%	$1,001,791	$11,440	4.53%	-0.49%	11,681	$(1,263)	$136	$(124)	$(1,251)

Demand Deposits	107,528			105,608
Other Liabilities	3,841			2,551
Stockholder's equity	200,627			199,509
Total liabilities and equity	$1,325,468			$1,309,459

Net interest income/net interest spread		$10,734	3.01%		$11,004	2.99%	0.02%	$(2,091)	$(79)	$(72)	$(119)	$(270)
Net interest margin			3.62%			3.69%	-0.07%

Loan interest reversal		$189			$400
Total loans before interest reversal	1,137,859	20,381	7.20%	1,133,858	22,151	7.75%	-0.55%
Net interest income before interest reversal		$10,923			$11,404
Net interest margin before interest reversal			3.68%			3.82%	-0.14%

Bank of Florida Corp.
Prime Rate Loan Sensitivity Trend
	3/31/2008	12/31/2007	9/30/2007	6/30/2007	3/31/2007	12/31/2006	9/30/2006	6/30/06	3/31/06	12/31/05

Prime Based with Immediate Rate Change:					$306,571,231	$307,782,144	$306,451,810	$274,894,596	$252,954,066	$221,175,965
Total Loans:					$830,186,778	$764,553,789	$729,578,724	$601,824,091	$550,149,185	$486,217,832
Percentage of Total					36.928%	40.256%	42.004%	45.677%	45.979%	45.489%

Prime Based with Rate Change within 90 Days					$21,370,515	$23,811,879	$22,530,344	$12,860,946	$13,106,987	$15,467,723
Total Loans:					$830,186,778	$764,553,789	$729,578,724	$601,824,091	$550,149,185	$465,064,040
Percentage of Total					2.574%	3.114%	3.088%	2.137%	2.382%	3.326%

Total Prime Based with Change within 90 Days:					$327,941,746	$331,594,023	$328,982,154	$287,755,543	$266,061,052	$236,643,688
Total Loans:					$830,186,778	$764,553,789	$729,578,724	$601,824,091	$550,149,185	$486,217,832
Percentage of Total					39.502%	43.371%	45.092%	47.814%	48.362%	48.670%
Change from 12/31/05					-9.168%	-5.299%	-3.578%	-0.856%	-0.309%	0.000%

Prime with Immediate Rate Change:	$362,841,636	$367,795,710	$370,758,767	$406,334,676	$306,571,231
LIBOR Based with Immediate Rate Change:	$5,795,943	$5,375,641	$2,404,990	$3,097,766	$1,556,571
Total Loans:	$1,172,761,564	$1,146,172,990	$1,157,372,985	$1,107,760,572	$830,186,778
Percentage of Total	31.4%	32.6%	32.2%	37.0%	37.1%

Prime with Immediate Rate Change:	$10,014,311	$7,065,464	$23,609,069	$21,696,621	$21,370,515
LIBOR Based with Rate Change within 90 Days:	$90,878,550	$118,563,304	$91,951,883	$109,374,265	$97,607,081
Total Loans:	$1,172,761,564	$1,146,172,990	$1,157,372,985	$1,107,760,572	$830,186,778
Percentage of Total	8.6%	11.0%	10.0%	11.8%	14.3%

Total Prime & LIBOR with Change within 90 Days:	$469,530,440	$498,800,119	$488,724,709	$540,503,328	$427,105,398
Total Loans:	$1,172,761,564	$1,146,172,990	$1,157,372,985	$1,107,760,572	$830,186,778
Percentage of Total	40.0%	43.5%	42.2%	48.8%	51.4%
Dollar change in Prime & LIBOR from 6/30/07	$(70,972,888)	$(41,703,209)	$(51,778,619)	$-
Percent change in Prime & LIBOR from 6/30/07	-8.8%	-5.3%	-6.6%	0.0%

						3/31/08 vs. 12/31/07						3/31/08 vs. 3/31/07
BOFL Consolidated	3/31/2008			12/31/2007		$	Change	% Change	Mix Change	3/31/2007		$	Change	% Change	Mix Change
	Current Balance	%	% Within Portfolio	Current Balance	%	Current Balance		%	%	Current Balance	%	Current Balance		%	%
Land
Raw Land	$29,893,854	2.5%	17.9%	$28,698,965	2.5%		$1,194,888	4.2%	0.0%	$6,197,416	0.7%		$23,696,438	382.4%	1.8%
Commercial Development	$79,588,306	6.8%	47.6%	$79,338,220	6.9%		$250,086	0.3%	-0.2%	$51,045,406	6.1%		$28,542,900	55.9%	0.6%
Residential Development	$57,718,381	4.9%	34.5%	$69,362,258	6.0%		-$11,643,877	-16.8%	-1.2%	$95,936,063	11.6%		-$38,217,681	-39.8%	-6.7%
Total Land	$167,200,541	14.2%	100.0%	$177,399,443	15.5%		-$10,198,903	-5.7%	-1.3%	$153,178,885	18.4%		$14,021,656	9.2%	-4.3%
Construction Loans
Residential
Condominium	$49,743,854	4.2%	19.2%	$49,596,944	4.3%		$146,910	0.3%	-0.1%	$31,264,181	3.8%		$18,479,673	59.1%	0.5%
Condo Conversions	$12,516,692	1.1%	4.8%	$16,186,673	1.4%		-$3,669,981	-22.7%	-0.3%	$18,401,673	2.2%		-$5,884,981	-32.0%	-1.2%
Single-Family - Spec	$29,292,671	2.5%	11.3%	$33,948,335	3.0%		-$4,655,663	-13.7%	-0.5%	$30,915,430	3.7%		-$1,622,759	-5.2%	-1.2%
Single-Family - Owner	$8,995,042	0.8%	3.5%	$8,563,680	0.7%		$431,362	5.0%	0.0%	$13,625,711	1.6%		-$4,630,669	-34.0%	-0.9%
Total Residential	$100,548,260	8.5%	38.7%	$108,295,632	9.4%		-$7,747,372	-7.2%	-0.9%	$94,206,995	11.3%		$6,341,264	6.7%	-2.8%
Commercial
Office	$39,631,785	3.4%	15.3%	$45,450,398	4.0%		-$5,818,613	-12.8%	-0.6%	$52,851,372	6.4%		-$13,219,587	-25.0%	-3.0%
Retail	$50,116,650	4.3%	19.3%	$46,493,378	4.1%		$3,623,273	7.8%	0.2%	$35,608,132	4.3%		$14,508,518	40.7%	0.0%
Industrial/Warehouse	$15,149,832	1.3%	5.8%	$12,838,873	1.1%		$2,310,959	18.0%	0.2%	$5,639,912	0.7%		$9,509,920	168.6%	0.6%
Mini Storage Facility	$0	0.0%	0.0%	$0	0.0%		$0		0.0%	$0	0.0%		$0		0.0%
Hotel	$17,520,915	1.5%	6.8%	$13,838,778	1.2%		$3,682,137	26.6%	0.3%	$5,720,081	0.7%		$11,800,835	206.3%	0.8%
Restaurant	$700,923	0.1%	0.3%	$689,126	0.1%		$11,796	1.7%	0.0%	$0	0.0%		$700,923		0.1%
Church	$126,091	0.0%	0.0%	$0	0.0%		$126,091		0.0%	$0	0.0%		$126,091		0.0%
Multifamily (5+ units)	$10,271,656	0.9%	4.0%	$1,271,772	0.1%		$8,999,884	707.7%	0.8%	$89,595	0.0%		$10,182,062	11364.6%	0.9%
Hospital/ACLF	$0	0.0%	0.0%	$0	0.0%		$0		0.0%	$0	0.0%		$0		0.0%
Other	$25,487,417	2.2%	9.8%	$8,913,848	0.8%		$16,573,569	185.9%	1.4%	$6,675,388	0.8%		$18,812,028	281.8%	1.4%
Total Commercial	$159,005,269	13.5%	61.3%	$129,496,173	11.3%		$29,509,096	22.8%	2.2%	$106,584,480	12.8%		$52,420,789	49.2%	0.7%
Total Construction	$259,553,529	22.0%	100.0%	$237,791,805	20.7%		$21,761,724	9.2%	1.3%	$200,791,475	24.2%		$58,762,053	29.3%	-2.2%
TOTAL LAND, CONST, & DEV	$426,754,069	36.2%		$415,191,248	36.2%		$11,562,821	2.8%	0.0%	$353,970,360	42.6%		$72,783,709	20.6%	-6.4%

Permanent CRE Loans
Office	$181,710,020	15.4%	39.3%	$171,713,220	15.0%		$9,996,800	5.8%	0.4%	$96,057,398	11.6%		$85,652,622	89.2%	3.9%
Retail	$79,928,728	6.8%	17.3%	$62,442,120	5.4%		$17,486,608	28.0%	1.3%	$38,145,303	4.6%		$41,783,425	109.5%	2.2%
Industrial/Warehouse	$65,055,292	5.5%	14.1%	$60,348,794	5.3%		$4,706,498	7.8%	0.3%	$51,842,692	6.2%		$13,212,600	25.5%	-0.7%
Mini Storage Facility	$3,798,564	0.3%	0.8%	$3,809,177	0.3%		-$10,613	-0.3%	0.0%	$7,141,227	0.9%		-$3,342,663	-46.8%	-0.5%
Hotel	$30,822,217	2.6%	6.7%	$25,810,949	2.3%		$5,011,268	19.4%	0.4%	$20,360,572	2.5%		$10,461,645	51.4%	0.2%
Restaurant	$13,366,703	1.1%	2.9%	$12,499,751	1.1%		$866,952	6.9%	0.0%	$4,016,751	0.5%		$9,349,952	232.8%	0.7%
Church	$4,865,589	0.4%	1.1%	$4,908,567	0.4%		-$42,978	-0.9%	0.0%	$219,521	0.0%		$4,646,068	2116.5%	0.4%
Multifamily (5+ units)	$22,992,981	2.0%	5.0%	$14,405,418	1.3%		$8,587,562	59.6%	0.7%	$10,781,412	1.3%		$12,211,568	113.3%	0.7%
Hospital/ACLF	$1,131,444	0.1%	0.2%	$1,134,211	0.1%		-$2,768	-0.2%	0.0%	$365,000	0.0%		$766,444	210.0%	0.1%
Other	$58,540,606	5.0%	12.7%	$67,477,952	5.9%		-$8,937,346	-13.2%	-0.9%	$31,880,580	3.8%		$26,660,026	83.6%	1.1%

TOTAL PERM CRE LOANS	$462,212,143	39.2%	100.0%	$424,550,159	37.0%		$37,661,984	8.9%	2.2%	$260,810,458	31.4%		$201,401,686	77.2%	7.8%

Commercial
Secured	$87,267,097	7.4%		$85,630,326	7.5%		$1,636,772	1.9%	-0.1%	$62,682,778	7.5%		$24,584,319	39.2%	-0.1%
Unsecured	$12,920,977	1.1%		$8,778,789	0.8%		$4,142,188	47.2%	0.3%	$5,093,180	0.6%		$7,827,797	153.7%	0.5%
Total	$100,188,075	8.5%		$94,409,115	8.2%		$5,778,960	49.1%	0.3%	$67,775,958	8.2%		$32,412,116	192.9%	0.3%
Residential Mortgages
HELOC	$38,799,027	3.3%		$40,101,234	3.5%		-$1,302,207	-3.2%	-0.2%	$36,660,465	4.4%		$2,138,562	5.8%	-1.1%
Residential	$138,625,877	11.8%		$160,720,757	14.0%		-$22,094,880	-13.7%	-2.3%	$99,492,996	12.0%		$39,132,881	39.3%	-0.2%
Total	$177,424,904	15.1%		$200,821,990	17.5%		-$23,397,086	-17.0%	-2.5%	$136,153,461	16.4%		$41,271,443	45.2%	-1.3%
Consumer
Secured	$8,818,216	0.7%		$10,048,969	0.9%		-$1,230,753	-12.2%	-0.1%	$10,146,971	1.2%		-$1,328,756	-13.1%	-0.5%
Unsecured	$2,970,750	0.3%		$1,764,486	0.2%		$1,206,265	68.4%	0.1%	$1,396,196	0.2%		$1,574,554	112.8%	0.1%
Total	$11,788,966	1.0%		$11,813,454	1.0%		-$24,489	56.1%	0.0%	$11,543,167	1.4%		$245,799	99.7%	-0.4%

TOTAL PORTFOLIO	$1,178,368,157	100.0%		$1,146,785,967	100.0%		$31,582,190	2.8%	0.0%	$830,253,404	100.0%		$348,114,753	41.9%	0.0%

						3/31/08 vs. 12/31/07					3/31/08 vs. 3/31/07
						$ Change	% Change	Mix Change			$ Change	% Change	Mix Change
	Current Balance	%		Current Balance	%	Current Balance	%	%	Current Balance	%
Land	$167,200,541	14%		$177,399,443	15%	-$10,198,903	-5.7%	-1.3%	$153,178,885	18%	$14,021,656	9.2%	-4.3%
Construction	$259,553,529	22%		$237,791,805	21%	$21,761,724	9.2%	1.3%	$200,791,475	24%	$58,762,053	29.3%	-2.2%
CRE	$462,212,143	39%		$424,550,159	37%	$37,661,984	8.9%	2.2%	$260,810,458	31%	$201,401,686	77.2%	7.8%
C&I	$100,188,075	9%		$94,409,115	8%	$5,778,960	6.1%	0.3%	$67,775,958	8%	$32,412,116	47.8%	0.3%
Residential Mtgs	$177,424,904	15%		20082199022%	18%	-$23,397,086	-11.7%	-2.5%	$136,153,461	16%	$41,271,443	30.3%	-1.3%
Consumer	$11,788,966	1%		$11,813,454	1%	-$24,489	-0.2%	0.0%	$11,543,167	1%	$245,799	2.1%	-0.4%
Total	$1,178,368,157	100%		$1,146,785,967	100%	$31,582,190	2.8%	0.0%	$830,253,404	100%	$348,114,753	41.9%	0.0%

		% of its	% of		% of its	% of	% Chg	Mix Chg		% of its	% of	% Chg	Mix Chg
Lowest Inherent Risk		Category	Total		Category	Total	Outs	Category		Category	Total	Outs	Category

Permanent CRE - owner occupied	$213,815,084	46%	81%	$192,479,409	45%	80%	11%	1%	$107,778,035	41%	70%	98%	1%
Construction CRE - owner occupied	$41,213,232	16%	16%	$40,633,214	17%	17%	1%	-1%	$31,736,033	16%	21%	30%	-1%
Residential construction - under contract	$8,995,042	9%	3%	$8,563,680	8%	4%	5%	1%	$13,625,711	14%	9%	-34%	0%
Total	$264,023,358	37%	100%	$241,676,303	36%	100%	9%	0%	$153,139,778	33%	100%	72%	0%
Dollar Change from 12/31/07	$22,347,056	9.2%
Dollar Change from 3/31/07	$110,883,580	72.4%

						3/31/08 vs. 12/31/07					3/31/08 vs. 3/31/07
	3/31/2008			12/31/2007		$ Change	% Change	Mix Change	3/31/2007		$ Change	% Change	Mix Change
	Current Balance	%	% Within Portfolio	Current Balance	%	Current Balance	%	%	Current Balance	%	Current Balance	%	%
Residential Development	$57,718,381	4.9%	34.5%	$69,362,258	6.0%	$(11,643,877)	-16.8%	-1.2%	$95,936,063	11.6%	-38217681.47	-39.8%	-6.7%
Residential Construction	$100,548,260	8.5%	38.7%	$108,295,632	9.4%	$(7,747,372)	-7.2%	-0.9%	$94,206,995	11.3%	6341264.338	6.7%	-2.8%
Residential Mortgages--Total	$177,424,904	15.1%	0.0%	$200,821,990	17.5%	$(23,397,086)	-17.0%	-2.5%	$136,153,461	16.4%	$41,271,443	45.2%	-1.3%
Total Residential-Related	$335,691,545	28.5%		$378,479,881	33.0%	$(42,788,336)	-11.3%	-4.5%	$326,296,519	39.3%	$9,395,026	2.9%	-10.8%